                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      26
                NOTES TO FINANCIAL STATEMENTS      32

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      40
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      41

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80%
Jun 00                                                                            5.70%
Sep 00                                                                            1.30%
Dec 00                                                                            1.90%
Mar 01                                                                            1.30%
Jun 01                                                                            0.30%
Sep 01                                                                           -1.30%
Dec 01                                                                            1.70%
Mar 02                                                                            6.10%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                      A SHARES   B SHARES   C SHARES
------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -2.50%     -2.77%     -2.89%
------------------------------------------------------------------------
Six-month total return(2)               -8.16%     -7.55%     -3.85%
------------------------------------------------------------------------
One-year total return(2)                -9.15%     -8.90%     -5.19%
------------------------------------------------------------------------
Five-year average annual total
return(2)                                8.50%      8.73%      8.98%
------------------------------------------------------------------------
Ten-year average annual total
return(2)                               12.59%     12.70%(3)      N/A
------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               11.07%     12.57%(3)   12.10%
------------------------------------------------------------------------
Commencement date                     08/03/60   05/01/92   07/06/93
------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to the Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

          PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2002)


1.   BANK OF AMERICA             2.3%
     Provides financial services to
     customers and businesses
     throughout the United States.

2.   ALLSTATE                    2.3%
     Provides insurance services primarily
     to consumers in the United States.

3.   EXXON MOBIL                 2.0%
     Explores for and
     produces petroleum and petrochemicals
     worldwide.

4.   HARTFORD FINANCIAL
     SERVICES                    1.6%
     Provides financial and insurance
     services to consumers and companies
     worldwide.

5.   3M                          1.4%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch and Post-It Notes.

6.   BP                          1.4%
     Explores for and produces
     oil and natural gas, and manufactures
     petrochemicals.

7.   UNITED STATES TREASURY
     NOTE                        1.4%
     6.750% coupon, 5/15/05 maturity.

8.   UNITED STATES TREASURY
     NOTE                        1.3%
     7.875% coupon, 11/15/04 maturity.

9.   COCA-COLA                   1.2%
     The world's leading manufacturer,
     marketer and distributor of
     nonalcoholic beverages.

10.  A.G. EDWARDS                1.2%
     Provides retail brokerage services to
     individual, government and
     institutional clients throughout the
     United States.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


[BAR GRAPH]

                                                                       JUNE 30, 2002                    DECEMBER 31, 2001
                                                                       -------------                    -----------------
Government Obligations                                                     14.90%                             10.20%
Banks                                                                       5.20%                              5.90%
Integrated Oil & Gas                                                        4.10%                              3.50%
Pharmaceuticals                                                             4.10%                              3.90%
Diversified Financial Services                                              4.00%                              3.30%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY AND INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S EQUITY INCOME AND TAXABLE FIXED INCOME TEAMS. CURRENT MEMBERS(1) OF THE EQUITY INCOME TEAM INCLUDE JAMES A. GILLIGAN, MANAGING DIRECTOR; JAMES O. ROEDER, VICE PRESIDENT; AND VINCENT E. VIZACHERO, ASSOCIATE. CURRENT MEMBERS(1) OF THE TAXABLE FIXED INCOME TEAM INCLUDE PAUL O'BRIEN, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The fund returned -2.50 percent
for the six months ended June 30, 2002. The fund's performance compared favorably to its two benchmark indexes, the Standard & Poor's 500 Index and the Russell 1000(R) Value Index. The Standard & Poor's 500 Index returned -13.15 percent and the Russell 1000(R) Value Index, which more closely resembles the composition of the fund, returned -4.78 percent for the same period.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak to your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Value Index is an unmanaged index generally representative of the U.S. market for large-capitalization value stocks. Index returns do not include any sales charge or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE REPORTING PERIOD?

A   The general direction of the
market was down. Signs of economic improvement began to emerge, but company fundamentals did not rebound in turn. The market appeared to be fueled by investor sentiment, rather than by a sustainable return to corporate prosperity. In addition, following several high-profile accounting scandals, a "guilt-by-association" effect dragged down companies in many industries. Moreover, the indefinable risks of global terrorism introduced investors to an unfamiliar and pervasive uneasiness.

Q   HOW DID YOU MANAGE THE FUND
    DURING THE PERIOD?

A   We searched for stocks using our
"value with a catalyst" criteria. We seek stocks that may be trading at prices below what we believe the stock's true worth to be. We also look for a catalyst--a change that we believe could potentially help the stock reach its value. Without a catalyst, we believe a stock runs the risk of continuing to trade at its undervalued price or falling even lower.

    We also dig deep into each company's balance sheet and seek quality company management. Our portfolio management team has a strong accounting background that includes previous experience as auditors.

Q   IN WHAT AREAS OF THE MARKET DID
    YOU FIND ATTRACTIVE OPPORTUNITIES?

A   Financial stocks remained the
largest weighting in the portfolio throughout the period. Within this sector, we began to de-emphasize banks, particularly those that focus on loan activity. We found some attractive opportunities among companies that sell personal-insurance lines (e.g., homeowner and auto), including Allstate and Hartford. We believe the industry may benefit from strong pricing power.

    We also significantly increased the portfolio's weighting in energy stocks. Since last year, we bought stocks of both oil and natural gas companies, adding to the positions when the underlying commodities dropped to levels we found attractive. If a global recovery continues, we believe demand is likely to increase. Furthermore, we believe that supplies could be disrupted if the current instability in the Middle East escalates into a full-blown conflict.

    New opportunities became increasingly sparse during the course of the six months. Valuations, when compared to historic absolutes, seemed high. Catalysts were also difficult to find. While good news was reported as economic growth returned, most of the news was already built into stocks' valuations, which limited upward movement in stock prices. Bad news, particularly accounting scandals and corporate bankruptcies, overwhelmed any good news and caused investors to reassess their expectations of growth and risk in both individual stocks and the stock market in general.

Q   WHAT STOCKS CONTRIBUTED TO
    PERFORMANCE DURING THE PERIOD?

A   One of the primary reasons the
fund outperformed the benchmark indexes was that it was able to avoid some of the market's largest blow-ups. By maintaining a diversified portfolio and small individual position sizes, we lessened the effect that any one stock might have on the entire portfolio. Furthermore, our stock selection process focuses on strong fundamentals and balance sheets, which helped us to avoid certain suspect companies.

    Among the fund's best performing holdings were Bank of America, Aetna, Newmont Mining, Norfolk Southern and Allstate. Bank of America benefited from a strategy of focusing on its core competencies and avoiding acquisitions, which had been its traditional method of growth. Rising gold prices helped bolster Newmont Mining's stock. Gold prices moved higher because of an improved supply-demand situation in the metal and a renewed interest among investors seeking a conservative investment in the face of global strife.

    Keep in mind that not all stocks in the fund performed favorably, nor is there any guarantee that these stocks will perform well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT SECURITIES FELL SHORT OF
    YOUR EXPECTATIONS?

A   Technology stocks were the fund's
most disappointing group. However, the fund had a small technology weighting, which helped to mitigate some of the negative performance. Telecom-related stocks like Solectron, Sprint and Lucent also performed poorly. We eliminated the fund's position in Solectron, which manufactures electronics for high-tech companies looking to cut costs by outsourcing production. At the time, the outsourcing environment began to shift toward low-cost labor in China and little need existed for the outsourcers' extra capacity in this low-demand environment.

Q   WHAT IS YOUR OUTLOOK?

A   We anticipate an anemic market
characterized by modest corporate profits and modest stock price returns in the coming months. In this environment, we expect to position the fund's portfolio somewhat conservatively, emphasizing a mix of defensive stocks and stocks that we believe may be positioned to benefit from an economic recovery. We also anticipate avoiding technology stocks in the near term. We believe the technology bubble may take more time to work itself out of the system. Regardless of where the market takes us in the short term, we believe the fund's value-driven investment style may make it a prudent choice for a long-term portfolio.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile and paper companies. Noncyclical stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  65.8%
ADVERTISING  0.7%
Interpublic Group Cos., Inc. ..............................  1,488,400   $   36,852,784
                                                                         --------------
AEROSPACE & DEFENSE  1.5%
Coltec Capital Trust--Convertible Preferred TIDES..........    400,000       14,700,000
Raytheon Co. ..............................................    799,000       32,559,250
Raytheon Co.--Convertible Preferred........................    450,000       29,812,500
                                                                         --------------
                                                                             77,071,750
                                                                         --------------
AUTO PARTS & EQUIPMENT  0.9%
Dana Corp. ................................................    584,620       10,833,009
Magna International, Inc., Class A (Canada)................    526,900       36,277,065
                                                                         --------------
                                                                             47,110,074
                                                                         --------------
AUTOMOBILE MANUFACTURERS  1.3%
Ford Motor Co. ............................................  2,098,300       33,572,800
Ford Motor Co. Capital Trust II............................    564,200       31,947,825
                                                                         --------------
                                                                             65,520,625
                                                                         --------------
BANKS  4.5%
Bank of America Corp. .....................................  1,558,500      109,656,060
PNC Financial Services Group, Inc. ........................    672,000       35,132,160
SunTrust Banks, Inc. ......................................    532,000       36,027,040
Wachovia Corp. ............................................    548,650       20,947,457
Wells Fargo & Co. .........................................    469,000       23,478,140
                                                                         --------------
                                                                            225,240,857
                                                                         --------------
BROADCASTING & CABLE TV  0.3%
Sinclair Broadcast Group-Convertible Preferred.............    424,700       15,713,900
                                                                         --------------

CONSUMER ELECTRONICS  1.0%
Koninklijke Philips Electronics N.V.--ADR (Netherlands)....  1,741,200       48,057,120
                                                                         --------------

DEPARTMENT STORES  0.4%
Federated Department Stores, Inc. (a)......................    515,000       20,445,500
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED CHEMICALS  1.5%
Dow Chemical Co. ..........................................  1,117,350   $   38,414,493
Du Pont (E.I.) de Nemours & Co. ...........................    783,050       34,767,420
Hercules Trust II--Convertible Preferred...................     49,970        2,631,310
                                                                         --------------
                                                                             75,813,223
                                                                         --------------
DIVERSIFIED COMMERCIAL SERVICES  0.8%
Equifax, Inc. .............................................  1,531,500       41,350,500
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  3.7%
A.G. Edwards, Inc. ........................................  1,454,450       56,534,471
Fannie Mae.................................................    366,000       26,992,500
J.P. Morgan Chase & Co. ...................................  1,045,000       35,446,400
Principal Financial Group (a)..............................    543,600       16,851,600
Prudential Financial, Inc. (a).............................  1,217,400       40,612,464
Prudential Financial, Inc.--Convertible Preferred..........    176,800       10,183,680
                                                                         --------------
                                                                            186,621,115
                                                                         --------------
DIVERSIFIED METALS & MINING  0.9%
Freeport McMoran Copper & Gold--Convertible Preferred......    570,300       11,177,880
Phelps Dodge Corp. (a).....................................    832,050       34,280,460
                                                                         --------------
                                                                             45,458,340
                                                                         --------------
DRUG RETAIL  0.8%
CVS Corp. .................................................  1,231,400       37,680,840
                                                                         --------------

ELECTRIC UTILITIES  2.9%
Allegheny Energy, Inc. ....................................    628,700       16,189,025
American Electric Power Co., Inc. .........................    923,600       36,962,472
Exelon Corp. ..............................................  1,007,900       52,713,170
Reliant Energy, Inc. ......................................  1,449,100       24,489,790
Reliant Resources, Inc. (a)................................  1,904,400       16,663,500
                                                                         --------------
                                                                            147,017,957
                                                                         --------------
GAS UTILITIES  0.4%
El Paso Energy Capital Trust I--Convertible Preferred......    500,000       18,400,000
                                                                         --------------

GENERAL MERCHANDISE STORES  0.7%
Target Corp. ..............................................    862,250       32,851,725
                                                                         --------------

GOLD  0.8%
Newmont Mining Corp. ......................................  1,508,200       39,710,906
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  0.3%
McKesson Financing Trust-Convertible Preferred.............    300,000       15,525,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTH CARE EQUIPMENT  1.1%
Bausch & Lomb, Inc. .......................................    788,720   $   26,698,172
Beckman Coulter, Inc. .....................................    600,750       29,977,425
                                                                         --------------
                                                                             56,675,597
                                                                         --------------
HOTELS  0.5%
Hilton Hotels Corp. .......................................  1,775,900       24,685,010
                                                                         --------------

HOUSEHOLD PRODUCTS  0.8%
Procter & Gamble Co. ......................................    434,500       38,800,850
                                                                         --------------

INDUSTRIAL CONGLOMERATES  1.8%
3M Co. ....................................................    544,400       66,961,200
Textron, Inc. .............................................    511,000       23,965,900
                                                                         --------------
                                                                             90,927,100
                                                                         --------------
INDUSTRIAL MACHINERY  0.8%
Ingersoll-Rand Co., Class A (Bermuda)......................    929,160       42,425,446
                                                                         --------------

INTEGRATED OIL & GAS  3.9%
BP PLC--ADR (United Kingdom)...............................  1,312,000       66,242,880
Exxon Mobil Corp. .........................................  2,331,700       95,413,164
Phillips Petroleum Co. ....................................    582,800       34,315,264
                                                                         --------------
                                                                            195,971,308
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  2.4%
AT&T Corp. ................................................  1,954,900       20,917,430
Qwest Communications International, Inc. (a)...............  7,479,000       20,941,200
Sprint Corp. ..............................................  4,293,250       45,551,382
Sprint Corp.--Convertible Preferred........................  1,006,800        8,205,420
Verizon Communications, Inc. ..............................    559,112       22,448,347
                                                                         --------------
                                                                            118,063,779
                                                                         --------------
IT CONSULTING & SERVICES  2.0%
Computer Sciences Corp. (a)................................  1,038,700       49,649,860
Electronic Data Systems Corp. .............................    794,600       29,519,390
Electronic Data Systems--Convertible Preferred PRIDES......    560,000       20,832,000
                                                                         --------------
                                                                            100,001,250
                                                                         --------------
LIFE & HEALTH INSURANCE  2.3%
Jefferson-Pilot Corp. .....................................    719,500       33,816,500
John Hancock Financial Services............................    386,750       13,613,600
Lincoln National Corp. ....................................    550,400       23,116,800
Metlife Capital Trust I--Convertible Preferred.............    180,000       15,989,400
Metlife, Inc. .............................................  1,048,900       30,208,320
                                                                         --------------
                                                                            116,744,620
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
MANAGED HEALTH CARE  1.6%
Aetna, Inc. ...............................................    926,600   $   44,449,002
Anthem, Inc. (a)...........................................    263,400       17,774,232
Anthem, Inc.--Convertible Preferred........................    244,900       20,338,945
                                                                         --------------
                                                                             82,562,179
                                                                         --------------
MOVIES & ENTERTAINMENT  0.7%
Regal Entertainment Group, Class A (a).....................    122,100        2,847,372
Walt Disney Co. ...........................................  1,793,800       33,902,820
                                                                         --------------
                                                                             36,750,192
                                                                         --------------
MULTI-LINE INSURANCE  1.5%
Hartford Financial Services Group..........................  1,242,200       73,873,634
                                                                         --------------

MULTI-UTILITIES  0.3%
Aquila, Inc. ..............................................  2,109,100       16,872,800
                                                                         --------------

NETWORKING EQUIPMENT  0.2%
Avaya, Inc. (a)............................................  2,005,100        9,925,245
                                                                         --------------

OIL & GAS DRILLING  1.0%
Ensco International, Inc. .................................  1,010,900       27,557,134
Transocean, Inc. ..........................................    659,000       20,527,850
                                                                         --------------
                                                                             48,084,984
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  1.1%
Schlumberger Ltd. .........................................  1,190,600       55,362,900
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  2.5%
Anadarko Petroleum Corp. ..................................    557,000       27,460,100
Apache Corp. ..............................................    387,800       22,290,744
Burlington Resources, Inc. ................................    864,000       32,832,000
EOG Resources, Inc. .......................................    608,000       24,137,600
Noble Energy, Inc. ........................................    581,000       20,945,050
                                                                         --------------
                                                                            127,665,494
                                                                         --------------
OIL & GAS REFINING & MARKETING  0.4%
Valero Energy Corp. .......................................    560,300       20,966,426
                                                                         --------------

PAPER PACKAGING  0.7%
Temple-Inland, Inc. .......................................    621,500       35,959,990
                                                                         --------------

PAPER PRODUCTS  0.8%
International Paper Capital Trust--Convertible Preferred...    800,000       38,800,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PERSONAL PRODUCTS  0.4%
Gillette Co. ..............................................    591,600   $   20,037,492
                                                                         --------------

PHARMACEUTICALS  3.6%
Bristol-Myers Squibb Co. ..................................  1,464,000       37,624,800
Johnson & Johnson..........................................    560,000       29,265,600
Mylan Laboratories, Inc. ..................................    636,370       19,950,199
Pharmacia Corp. ...........................................  1,133,013       42,431,337
Roche Holdings AG--ADR (Switzerland).......................    331,000       24,245,750
Schering-Plough Corp. .....................................  1,046,000       25,731,600
                                                                         --------------
                                                                            179,249,286
                                                                         --------------
PHOTOGRAPHIC PRODUCTS  0.0%
Eastman Kodak Co. .........................................     46,500        1,347,928
                                                                         --------------

PROPERTY & CASUALTY  3.0%
Allstate Corp. ............................................  2,911,800      107,678,364
Safeco Corp. ..............................................    742,700       22,942,003
Travelers Property Casualty--Convertible Preferred.........    905,200       21,371,772
                                                                         --------------
                                                                            151,992,139
                                                                         --------------
RAILROADS  2.5%
Norfolk Southern Corp. ....................................  2,051,850       47,972,253
Union Pacific Capital Trust--Convertible Preferred TIDES...    675,000       35,437,500
Union Pacific Corp. .......................................    661,600       41,866,048
                                                                         --------------
                                                                            125,275,801
                                                                         --------------
RESTAURANTS  0.7%
McDonald's Corp. ..........................................  1,155,100       32,862,595
                                                                         --------------

SEMICONDUCTORS  0.0%
Agere Systems, Inc., Class A (a)...........................          1                1
Agere Systems, Inc., Class B (a)...........................          1                1
                                                                         --------------
                                                                                      2
                                                                         --------------
SOFT DRINKS  2.2%
Coca-Cola Co. .............................................  1,013,000       56,728,000
PepsiCo, Inc. .............................................  1,072,600       51,699,320
                                                                         --------------
                                                                            108,427,320
                                                                         --------------
SPECIALTY CHEMICALS  0.4%
Rohm & Haas Co. ...........................................    433,500       17,552,415
                                                                         --------------

SYSTEMS SOFTWARE  1.5%
Microsoft Corp. (a)........................................    964,500       52,758,150
Oracle Corp. (a)...........................................  2,214,000       20,966,580
                                                                         --------------
                                                                             73,724,730
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
TELECOMMUNICATIONS EQUIPMENT  1.0%
Lucent Technologies, Inc. (a)..............................  3,598,600   $    5,973,676
Lucent Technologies, Inc., 144A--Private Placement--
  Convertible Preferred (b)................................    132,230        6,479,270
Motorola, Inc. ............................................  2,446,200       35,274,204
                                                                         --------------
                                                                             47,727,150
                                                                         --------------
TOBACCO  0.6%
Philip Morris Co., Inc. ...................................    655,800       28,645,344
                                                                         --------------

TRADING COMPANIES & DISTRIBUTORS  0.1%
W.W. Grainger, Inc. .......................................     70,700        3,542,070
                                                                         --------------

TOTAL COMMON AND PREFERRED STOCKS  65.8%..............................    3,297,945,292
                                                                         --------------

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          CORPORATE BONDS  8.2%
          AEROSPACE & DEFENSE 0.3%
$5,000    Lockheed Martin Corp. ..................... 8.500%   12/01/29   $    6,053,160
 2,910    Raytheon Co. .............................. 6.150    11/01/08        2,990,776
 1,630    Raytheon Co. .............................. 8.300    03/01/10        1,860,503
 4,285    United Technologies Corp. ................. 6.100    05/15/12        4,446,399
                                                                          --------------
                                                                              15,350,838
                                                                          --------------
          AUTOMOTIVE  0.1%
   875    Daimler Chrysler Holdings.................. 8.500    01/18/31          970,104
 3,730    Daimler Chrysler Holdings.................. 7.750    01/18/11        4,012,809
   850    Dana Corp. ................................ 9.000    08/15/11          841,500
   500    Ford Motor Co. ............................ 7.450    07/16/31          466,740
                                                                          --------------
                                                                               6,291,153
                                                                          --------------
          BANKING  0.4%
   505    Bank One Corp. ............................ 6.000    02/17/09          518,605
 5,000    Citigroup, Inc. ........................... 6.500    01/18/11        5,207,670
 5,000    Fleet Financial Group, Inc. ............... 6.875    01/15/28        4,799,670
 1,410    J.P. Morgan Chase & Co. ................... 5.350    03/01/07        1,428,953
 4,550    J.P. Morgan Chase & Co. ................... 6.750    02/01/11        4,723,783
   750    J.P. Morgan Chase & Co. ................... 6.625    03/15/12          772,687
 3,000    MBNA America Bank NA....................... 7.750    09/15/05        3,251,646
                                                                          --------------
                                                                              20,703,014
                                                                          --------------
          BEVERAGE  0.1%
 5,000    Pepsi Bottling Group, Inc. ................ 7.000    03/01/29        5,337,295
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          BROKERAGE  0.4%
$5,905    Goldman Sachs Group, Inc. ................. 6.875%   01/15/11   $    6,131,823
   740    Goldman Sachs Group, Inc. ................. 6.600    01/15/12          755,095
 1,170    Lehman Brothers Holdings................... 6.625    01/18/12        1,188,467
 5,000    Lehman Brothers, Inc. ..................... 7.125    07/15/02        5,008,535
 5,000    Paine Webber Group, Inc. .................. 6.375    05/15/04        5,292,295
                                                                          --------------
                                                                              18,376,215
                                                                          --------------
          BUILDING MATERIALS  0.1%
 3,700    Centex Corp. .............................. 7.875    02/01/11        4,031,487
 1,050    Mohawk Industries, Inc. ................... 7.200    04/15/12        1,116,865
                                                                          --------------
                                                                               5,148,352
                                                                          --------------
          CAPTIVE FINANCE  0.7%
10,000    Ford Motor Credit Co. ..................... 6.875    02/01/06       10,238,700
 5,605    Ford Motor Credit Co. ..................... 7.250    10/25/11        5,641,326
 6,990    General Electric Capital Corp. ............ 6.750    03/15/32        6,887,813
 3,000    General Motors Acceptance Corp. ........... 6.875    09/15/11        2,983,467
 6,640    General Motors Acceptance Corp. ........... 8.000    11/01/31        6,810,495
                                                                          --------------
                                                                              32,561,801
                                                                          --------------
          CONGLOMERATES  0.1%
 2,200    Cooper Industries, Inc., 144A--Private
          Placement (b).............................. 5.250    07/01/07        2,202,114
 3,320    Honeywell International, Inc. ............. 6.125    11/01/11        3,402,575
                                                                          --------------
                                                                               5,604,689
                                                                          --------------
          ELECTRIC  0.5%
 5,000    Commonwealth Edison Co. ................... 8.000    05/15/08        5,720,570
 1,710    Detroit Edison Co. ........................ 6.125    10/01/10        1,707,616
 4,205    Duquesne Light Co. ........................ 6.700    04/15/12        4,386,770
 5,000    Niagara Mohawk Power Corp., Ser G.......... 7.750    10/01/08        5,620,005
   430    Nisource Finance Corp. .................... 7.875    11/15/10          445,084
 3,900    PSEG Energy Holdings....................... 9.125    02/10/04        3,970,411
 5,000    Public Service Co. of Colorado, Ser A...... 6.875    07/15/09        5,138,050
                                                                          --------------
                                                                              26,988,506
                                                                          --------------
          ENTERTAINMENT  0.1%
 6,060    Park Place Entertainment Corp. ............ 7.500    09/01/09        5,983,820
                                                                          --------------

          ENVIRONMENTAL SERVICES  0.1%
 1,855    Waste Management, Inc. .................... 7.375    08/01/10        1,929,065
 4,365    Waste Management, Inc. .................... 7.000    07/15/28        4,100,084
                                                                          --------------
                                                                               6,029,149
                                                                          --------------
          FOOD  0.1%
 5,000    ConAgra Foods, Inc. ....................... 7.500    09/15/05        5,419,830
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          GAMING  0.0%
$1,275    Harrahs Operating Co., Inc. ............... 8.000%   02/01/11   $    1,381,281
                                                                          --------------

          HEALTHCARE  0.2%
 7,140    Aetna, Inc. ............................... 7.375    03/01/06        7,491,002
 3,355    Tenet Healthcare Corp. .................... 6.875    11/15/31        3,312,938
                                                                          --------------
                                                                              10,803,940
                                                                          --------------
          HOME CONSTRUCTION  0.2%
 5,000    Liberty Property LP........................ 7.250    03/15/11        5,239,540
 3,140    Pulte Homes, Inc. ......................... 7.875    08/01/11        3,312,339
                                                                          --------------
                                                                               8,551,879
                                                                          --------------
          INTEGRATED ENERGY  0.2%
 1,000    Conoco, Inc. .............................. 6.950    04/15/29        1,025,109
 5,000    Phillips Pete.............................. 8.750    05/25/10        5,945,855
                                                                          --------------
                                                                               6,970,964
                                                                          --------------
          LIFE INSURANCE  0.8%
 1,175    Aetna, Inc. ............................... 7.875    03/01/11        1,239,594
 5,000    American General Corp. .................... 7.500    08/11/10        5,603,140
 2,435    Anthem Insurance, 144A--Private Placement
          (b)........................................ 9.125    04/01/10        2,755,731
 1,510    Anthem Insurance, 144A--Private Placement
          (b)........................................ 9.000    04/01/27        1,708,822
   700    Hartford Financial Services Group, Inc. ... 7.900    06/15/10          785,737
   340    Hartford Life, Inc. ....................... 7.650    06/15/27          372,942
 4,700    Health Net Inc. ........................... 8.375    04/15/11        5,233,723
 2,555    John Hancock Co., 144A--Private Placement
          (b)........................................ 7.375    02/15/24        2,669,410
   710    Metropolitan Life Insurance Co.,
          144A--Private Placement (b)................ 7.800    11/01/25          768,705
 3,155    Nationwide Financial Services, Inc. ....... 6.250    11/15/11        3,219,267
   980    Nationwide Mutual Insurance Co., 144A--
          Private Placement (b)...................... 7.500    02/15/24          933,247
 2,085    Nationwide Mutual Insurance Co., 144A--
          Private Placement (b)...................... 8.250    12/01/31        2,181,202
   640    New England Mutual, 144A--Private Placement
          (b)........................................ 7.875    02/15/24          673,171
 6,025    Prudential Holdings, LLC, 144A--Private
          Placement (b).............................. 7.245    12/18/23        6,352,808
 5,580    Prudential Holdings, LLC, 144A--Private
          Placement (b).............................. 8.695    12/18/23        6,072,842
                                                                          --------------
                                                                              40,570,341
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          LODGING  0.2%
$2,585    Hyatt Equities LLC, 144A--Private Placement
          (b)........................................ 6.875%   06/15/07   $    2,598,843
 5,530    Marriott International..................... 7.000    01/15/08        5,808,718
 1,040    Starwood Hotels Resorts, 144A--Private
          Placement (b).............................. 7.375    05/01/07        1,028,300
 2,410    Starwood Hotels Resorts, 144A--Private
          Placement (b).............................. 7.875    05/01/12        2,373,850
                                                                          --------------
                                                                              11,809,711
                                                                          --------------
          MEDIA--CABLE  0.1%
 5,500    Comcast Cable Communications, Inc. ........ 6.375    01/30/06        5,331,023
   750    TCI Communications, Inc. .................. 7.875    02/15/26          668,189
                                                                          --------------
                                                                               5,999,212
                                                                          --------------
          MEDIA--NONCABLE  0.4%
 4,130    AOL Time Warner, Inc. ..................... 7.625    04/15/31        3,625,884
 5,000    Clear Channel Communications............... 7.875    06/15/05        5,264,100
   600    News America Holdings...................... 8.875    04/26/23          637,190
 1,980    News America, Inc. ........................ 7.280    06/30/28        1,766,998
 5,000    News America, Inc. ........................ 7.625    11/30/28        4,642,780
 3,020    Time Warner, Inc. ......................... 6.625    05/15/29        2,360,894
                                                                          --------------
                                                                              18,297,846
                                                                          --------------
          NATURAL GAS DISTRIBUTORS  0.0%
 1,195    Consolidated Natural Gas Co., Ser C........ 6.250    11/01/11        1,200,315
                                                                          --------------

          NATURAL GAS PIPELINES  0.3%
 6,390    Duke Capital Corp. ........................ 6.250    02/15/13        6,366,089
 2,330    El Paso Corp., 144A-- Private Placement
          (b)........................................ 7.875    06/15/12        2,350,590
 2,700    Transcontinental Gas Pipe Corp. ........... 7.000    08/15/11        2,404,660
 2,585    Williams Cos., Inc., Ser A................. 7.500    01/15/31        1,860,722
                                                                          --------------
                                                                              12,982,061
                                                                          --------------
          NONCAPTIVE--CONSUMER FINANCE  0.2%
 4,690    Household Finance Corp. ................... 6.400    06/17/08        4,710,739
 3,475    Household Finance Corp. ................... 6.750    05/15/11        3,425,797
                                                                          --------------
                                                                               8,136,536
                                                                          --------------

          NONCAPTIVE--DIVERSIFIED FINANCE  0.1%
 2,000    General Electric Capital Corp., Ser A...... 8.900    09/15/04        2,227,200
 5,000    IBM Credit Corp. .......................... 6.450    11/12/02        5,076,740
                                                                          --------------
                                                                               7,303,940
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          OFFICE SERVICES & SUPPLIES  0.2%
$12,400   Office Depot, Inc. ........................   *      12/11/07   $    9,610,000
                                                                          --------------

          OIL & GAS EQUIPMENT & SERVICES  0.6%
45,000    Weatherford International, Inc. ...........   *      06/30/20       28,518,750
                                                                          --------------

          PAPER  0.0%
 1,745    Meadwestvaco Corp. ........................ 6.850%   04/01/12        1,835,283
                                                                          --------------

          PROPERTY & CASUALTY  0.2%
 5,185    Farmers Exchange Capital, 144A--Private
          Placement (b).............................. 7.050    07/15/28        3,855,359
 2,790    Farmers Insurance Exchange Surplus, 144A--
          Private Placement (b)...................... 8.625    05/01/24        2,475,877
   935    Florida Windstorm Underwriting, 144A--
          Private Placement (b)...................... 7.125    02/25/19          993,300
                                                                          --------------
                                                                               7,324,536
                                                                          --------------
          RAILROADS  0.2%
 5,000    CSX Corp. ................................. 6.750    03/15/11        5,252,440
 5,000    Union Pacific Corp. ....................... 6.700    12/01/06        5,330,860
                                                                          --------------
                                                                              10,583,300
                                                                          --------------
          REAL ESTATE INVESTMENT TRUSTS  0.1%
 3,025    EOP Operating LP........................... 7.500    04/19/29        2,984,970
 1,915    Simon Property LP.......................... 6.375    11/15/07        1,966,994
 1,010    Vornado Realty............................. 5.625    06/15/07        1,005,426
                                                                          --------------
                                                                               5,957,390
                                                                          --------------
          RETAIL  0.3%
 4,000    Federated Department Stores, Inc. ......... 6.625    09/01/08        4,194,004
 5,000    Federated Department Stores, Inc. ......... 6.300    04/01/09        5,090,110
   785    Lowe's Cos., Inc. ......................... 6.500    03/15/29          756,541
 4,000    May Department Stores Co. ................. 8.375    08/01/24        4,281,208
 2,345    May Department Stores Co. ................. 6.700    09/15/28        2,308,523
                                                                          --------------
                                                                              16,630,386
                                                                          --------------
          SUPERMARKETS  0.1%
 5,380    Kroger Co., Ser B.......................... 7.250    06/01/09        5,805,590
                                                                          --------------

          TECHNOLOGY  0.1%
 2,980    Sun Microsystems, Inc. .................... 7.650    08/15/09        3,150,387
                                                                          --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          TELECOMMUNICATIONS  0.7%
$1,895    Alltel Corp. .............................. 7.000%   07/01/12   $    1,894,153
   380    AT&T Corp., 144A--Private Placement (b).... 7.300    11/15/11          315,990
 4,195    AT&T Corp., 144A--Private Placement (b).... 8.000    11/15/31        3,301,998
 6,525    AT&T Wireless Services, Inc. .............. 8.750    03/01/31        5,052,236
10,000    Cox Communications, Inc. .................. 7.250    11/15/15        8,790,640
11,000    Sprint Capital Corp. ...................... 6.900    05/01/19        7,360,540
 3,000    Verizon Communications, Inc. .............. 7.510    04/01/09        3,089,577
 2,815    Verizon Communications, Inc. .............. 6.940    04/15/28        2,521,685
                                                                          --------------
                                                                              32,326,819
                                                                          --------------

TOTAL CORPORATE BONDS  8.2%............................................      409,545,129
                                                                          --------------
          CONVERTIBLE CORPORATE OBLIGATIONS  6.1%
          FINANCIAL  0.7%
35,000    JMH Finance Ltd., 144A--Private Placement
          (United Kingdom) (Convertible into 554,148
          common shares) (b) (c)..................... 4.750    09/06/07       34,168,750
                                                                          --------------

          GAS UTILITIES  0.3%
40,000    El Paso Corp. (Convertible into 191,488
          common shares).............................   *      02/28/21       16,500,000
                                                                          --------------

          HEALTHCARE  2.5%
25,000    Alza Corp., (Convertible into 343,663
          common shares).............................   *      07/28/20       19,125,000
13,000    Ivax Corp. (Convertible into 437,418 common
          shares).................................... 5.500    05/15/07       10,643,750
12,000    Ivax Corp., 144A-- Private Placement
          (Convertible into 403,770 common shares)
          (b)........................................ 5.500    05/15/07        9,825,000
30,000    Omnicare, Inc. (Convertible into 757,590
          common shares)............................. 5.000    12/01/07       28,537,500
43,500    Roche Holdings, Inc., 144A--Private
          Placement (Convertible into 210,753 common
          shares) LYON (b)...........................   *      04/20/10       26,426,250

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          HEALTHCARE (CONTINUED)
$30,000   Roche Holdings, Inc., 144A--Private
          Placement (Convertible into 259,596 common
          shares) LYON (b)...........................   *      01/19/15   $   21,112,500
20,000    Roche Holdings, Inc., 144A--Private
          Placement (Convertible into 96,898 common
          shares) LYON (b)...........................   *      04/20/10       12,150,000
                                                                          --------------
                                                                             127,820,000
                                                                          --------------
          INSURANCE BROKERS  0.7%
38,000    Loews Corp. (Convertible to 584,277 Diamond
          Offshore Drilling, Inc. common shares)..... 3.125%   09/15/07       33,297,500
                                                                          --------------

          PHARMACEUTICALS  0.3%
15,000    Alpharma, Inc. (Convertible into 467,144
          common shares)............................. 3.000    06/01/06       14,850,000
                                                                          --------------

          TECHNOLOGY  0.5%
45,340    Solectron Corp., (Convertible into 559,083
          common shares) LYON........................   *      05/08/20       26,750,600
                                                                          --------------

          TELECOMMUNICATIONS  0.7%
28,000    Telefonos de Mexico, SA (Mexico)
          (Convertible into 946,680 common shares)... 4.250    06/15/04       33,355,000
                                                                          --------------

          TRANSPORTATION  0.4%
20,000    United Parcel Service (Convertible into
          282,966 common shares)..................... 1.750    09/27/07       20,575,000
                                                                          --------------

TOTAL CONVERTIBLE CORPORATE OBLIGATIONS  6.1%..........................      307,316,850
                                                                          --------------
          GOVERNMENT OBLIGATIONS  14.1%
18,300    Republic of France (France)................ 4.000    10/25/09       17,158,586
 2,155    Republic of South Africa (South Africa).... 7.375    04/25/12        2,136,144
 9,505    United Mexican States (Mexico)............. 8.375    01/14/11        9,885,200
 2,670    United Mexican States (Mexico)............. 7.500    01/14/12        2,642,633
 1,855    United Mexican States (Mexico)............. 8.300    08/15/31        1,808,625
24,800    United States Treasury Bond................ 11.625   11/15/02       25,724,891
24,500    United States Treasury Bond................ 10.750   02/15/03       25,859,530
30,000    United States Treasury Bond................ 10.750   05/15/03       32,312,070
12,000    United States Treasury Bond................ 11.875   11/15/03       13,536,216
28,000    United States Treasury Bond................ 9.375    02/15/06       33,369,364

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY       VALUE
          GOVERNMENT OBLIGATIONS (CONTINUED)
$28,000   United States Treasury Bond................ 9.000%   11/15/18   $   38,456,264
23,665    United States Treasury Bond................ 8.750    08/15/20       32,142,182
34,000    United States Treasury Bond................ 8.125    08/15/21       43,885,874
10,000    United States Treasury Bond................ 5.500    08/15/28        9,739,300
15,000    United States Treasury Bond................ 6.250    05/15/30       16,253,325
20,000    United States Treasury Note................ 5.125    12/31/02       20,338,540
18,000    United States Treasury Note................ 5.750    04/30/03       18,578,682
33,000    United States Treasury Note................ 5.875    02/15/04       34,735,305
 5,000    United States Treasury Note................ 7.250    05/15/04        5,409,670
57,000    United States Treasury Note................ 7.875    11/15/04       63,186,438
23,500    United States Treasury Note................ 7.500    02/15/05       26,022,584
59,600    United States Treasury Note................ 6.750    05/15/05       65,066,452
27,500    United States Treasury Note................ 5.750    11/15/05       29,356,277
30,000    United States Treasury Note................ 6.625    05/15/07       33,369,270
19,000    United States Treasury Note................ 6.125    08/15/07       20,714,864
25,000    United States Treasury Note................ 6.500    02/15/10       27,954,825
52,140    United States Treasury Note................ 5.750    08/15/10       55,789,852
                                                                          --------------

TOTAL GOVERNMENT OBLIGATIONS  14.1%....................................      705,432,963
                                                                          --------------
          COLLATERALIZED MORTGAGE OBLIGATION  0.0%
   575    World Financial Properties (b)............. 6.910    09/01/13          596,911
                                                                          --------------

          ASSET BACKED SECURITIES  0.0%
   476    Continental Airlines, Inc. ................ 6.545    08/02/20          461,639
   469    Continental Airlines, Inc. ................ 6.648    03/15/19          460,348
 1,921    Continental Airlines, Inc. ................ 6.900    01/02/18        1,900,535
                                                                          --------------

TOTAL ASSET BACKED SECURITIES..........................................        2,822,522
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS  94.2%
  (Cost $4,716,751,632)................................................    4,723,659,667
                                                                          --------------
SHORT-TERM INVESTMENTS  7.9%

REPURCHASE AGREEMENT  7.8%
UBS Securities ($391,990,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/28/02, to be sold on
07/01/02 at $392,052,065)..............................................      391,990,000
                                                                          --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                              MARKET
DESCRIPTION                                                                   VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.1%
United States Treasury Bill ($2,000,000 par, yielding 1.891%,
10/17/02 maturity).....................................................   $    1,988,720
                                                                          --------------

TOTAL SHORT-TERM INVESTMENTS  7.9%
  (Cost $393,978,720)..................................................      393,978,720
                                                                          --------------

TOTAL INVESTMENTS  102.1%
  (Cost $5,110,730,352)................................................    5,117,638,387


LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%)..........................     (105,783,999)
                                                                          --------------

NET ASSETS  100.0%.....................................................   $5,011,854,388
                                                                          ==============

*  Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Rate
PRIDES--Preferred Redeemable Increased Dividend Equity Security, traded in shares
TIDES--Term Income Deferrable Equity Securities

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $5,110,730,352).....................  $5,117,638,387
Cash........................................................          68,436
Receivables:
  Fund Shares Sold..........................................      29,187,496
  Interest..................................................      20,667,956
  Dividends.................................................       4,826,076
  Variation Margin on Futures...............................          37,891
Other.......................................................         281,567
                                                              --------------
    Total Assets............................................   5,172,707,809
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     143,190,727
  Fund Shares Repurchased...................................      11,429,574
  Distributor and Affiliates................................       3,638,956
  Investment Advisory Fee...................................       1,483,928
Accrued Expenses............................................         605,497
Forward Foreign Currency Contract...........................         268,029
Trustees' Deferred Compensation and Retirement Plans........         236,710
                                                              --------------
    Total Liabilities.......................................     160,853,421
                                                              --------------
NET ASSETS..................................................  $5,011,854,388
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $5,043,025,191
Net Unrealized Appreciation.................................       7,539,154
Accumulated Undistributed Net Investment Income.............      (4,114,430)
Accumulated Net Realized Loss...............................     (34,595,527)
                                                              --------------
NET ASSETS..................................................  $5,011,854,388
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,713,646,385 and 380,344,615 shares of
    beneficial interest issued and outstanding).............  $         7.13
    Maximum sales charge (5.75%* of offering price).........             .43
                                                              --------------
    Maximum offering price to public........................  $         7.56
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,808,212,771 and 256,831,406 shares of
    beneficial interest issued and outstanding).............  $         7.04
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $489,995,232 and 69,362,420 shares of
    beneficial interest issued and outstanding).............  $         7.06
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  39,200,558
Dividends (Net of foreign withholding taxes of $233,046)....     32,572,502
Other.......................................................          2,391
                                                              -------------
    Total Income............................................     71,775,451
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,147,852, $8,929,744 and $2,146,269,
  respectively).............................................     14,223,865
Investment Advisory Fee.....................................      8,467,800
Shareholder Services........................................      3,001,312
Custody.....................................................        201,407
Legal.......................................................         59,673
Trustees' Fees and Related Expenses.........................         32,613
Other.......................................................        748,817
                                                              -------------
    Total Expenses..........................................     26,735,487
    Less Credits Earned on Cash Balances....................         66,672
                                                              -------------
    Net Expenses............................................     26,668,815
                                                              -------------
NET INVESTMENT INCOME.......................................  $  45,106,636
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $     982,722
  Futures...................................................    (18,402,590)
  Foreign Currency Transactions.............................          8,751
                                                              -------------
Net Realized Loss...........................................    (17,411,117)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    176,529,261
  End of the Period:
    Investments.............................................      6,908,035
    Futures.................................................        899,148
    Foreign Currency Translation............................       (268,029)
                                                              -------------
                                                                  7,539,154
                                                              -------------
Net Unrealized Depreciation During the Period...............   (168,990,107)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(186,401,224)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(141,294,588)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     JUNE 30, 2002     DECEMBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $   45,106,636     $   83,611,289
Net Realized Gain/Loss.............................     (17,411,117)        54,946,112
Net Unrealized Depreciation During the Period......    (168,990,107)      (219,532,871)
                                                     --------------     --------------
Change in Net Assets from Operations...............    (141,294,588)       (80,975,470)
                                                     --------------     --------------

Distributions from Net Investment Income:
  Class A Shares...................................     (29,686,110)       (52,101,337)
  Class B Shares...................................     (13,824,347)       (30,576,472)
  Class C Shares...................................      (3,477,638)        (5,857,942)
                                                     --------------     --------------
                                                        (46,988,095)       (88,535,751)
                                                     --------------     --------------

Distributions from Net Realized Gain:
  Class A Shares...................................     (22,093,006)       (50,888,046)
  Class B Shares...................................     (16,078,070)       (41,969,791)
  Class C Shares...................................      (3,784,667)        (7,618,668)
                                                     --------------     --------------
                                                        (41,955,743)      (100,476,505)
                                                     --------------     --------------
Total Distributions................................     (88,943,838)      (189,012,256)
                                                     --------------     --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (230,238,426)      (269,987,726)
                                                     --------------     --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................   1,306,948,829      1,996,131,212
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................      78,633,837        166,517,733
Cost of Shares Repurchased.........................    (474,858,589)      (752,540,624)
                                                     --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................     910,724,077      1,410,108,321
                                                     --------------     --------------
TOTAL INCREASE IN NET ASSETS.......................     680,485,651      1,140,120,595
NET ASSETS:
Beginning of the Period............................   4,331,368,737      3,191,248,142
                                                     --------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($4,114,430) and ($2,232,971), respectively).....  $5,011,854,388     $4,331,368,737
                                                     ==============     ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                               ENDED                  YEAR ENDED DECEMBER 31,
CLASS A SHARES                JUNE 30,    ------------------------------------------------
                                2002      2001 (B)     2000       1999      1998     1997
                             -------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $   7.46    $   8.07   $   7.65   $   7.82   $ 7.24   $ 6.74
                              --------    --------   --------   --------   ------   ------
  Net Investment Income.....       .08         .20        .20        .18      .17      .15
  Net Realized and
    Unrealized Gain/Loss....      (.26)       (.40)      1.28        .57     1.03     1.44
                              --------    --------   --------   --------   ------   ------
Total from Investment
  Operations................      (.18)       (.20)      1.48        .75     1.20     1.59
                              --------    --------   --------   --------   ------   ------
Less:
  Distributions from Net
    Investment Income.......       .08         .20        .20        .18      .17      .17
  Distributions from Net
    Realized Gain...........       .07         .21        .86        .74      .45      .92
                              --------    --------   --------   --------   ------   ------
Total Distributions.........       .15         .41       1.06        .92      .62     1.09
                              --------    --------   --------   --------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $   7.13    $   7.46   $   8.07   $   7.65   $ 7.82   $ 7.24
                              ========    ========   ========   ========   ======   ======

Total Return (a)............    -2.50%*     -2.23%     20.19%      9.95%   16.99%   24.13%
Net Assets at End of the
  Period (In millions)......  $2,713.6    $2,268.0   $1,628.7   $1,068.5   $808.5   $638.1
Ratio of Expenses to Average
  Net Assets................      .78%        .82%       .82%       .82%     .85%     .86%
Ratio of Net Investment
  Income to Average Net
  Assets....................     2.26%       2.60%      2.62%      2.43%    2.31%    2.09%
Portfolio Turnover..........       27%*        92%        85%        81%      61%      86%

 * Non-Annualized

(a) Assume reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the Ratio of Net Investment Income to Average Net Assets from 2.68% to 2.60%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                   YEAR ENDED DECEMBER 31,
CLASS B SHARES               JUNE 30,    --------------------------------------------------
                               2002      2001 (B)     2000       1999       1998      1997
                            ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $   7.36    $   7.97   $   7.58   $   7.77   $   7.20   $ 6.71
                             --------    --------   --------   --------   --------   ------
  Net Investment Income....       .06         .14        .14        .13        .12      .10
  Net Realized and
    Unrealized Gain/Loss...      (.25)       (.40)      1.25        .56       1.02     1.42
                             --------    --------   --------   --------   --------   ------
Total from Investment
  Operations...............      (.19)       (.26)      1.39        .69       1.14     1.52
                             --------    --------   --------   --------   --------   ------
Less:
  Distributions from Net
    Investment Income......       .06         .14        .14        .13        .12      .11
  Distributions from Net
    Realized Gain..........       .07         .21        .86        .75        .45      .92
                             --------    --------   --------   --------   --------   ------
Total Distributions........       .13         .35       1.00        .88        .57     1.03
                             --------    --------   --------   --------   --------   ------
NET ASSET VALUE, END OF THE
  PERIOD...................  $   7.04    $   7.36   $   7.97   $   7.58   $   7.77   $ 7.20
                             ========    ========   ========   ========   ========   ======

Total Return (a)...........    -2.77%*     -3.02%     18.95%      9.19%     16.17%   23.23%
Net Assets at End of the
  Period (In millions).....  $1,808.2    $1,697.7   $1,352.8   $1,148.9   $1,140.0   $908.7
Ratio of Expenses to
  Average Net Assets.......     1.53%       1.58%      1.59%      1.58%      1.62%    1.64%
Ratio of Net Investment
  Income to Average Net
  Assets...................     1.51%       1.84%      1.85%      1.67%      1.55%    1.32%
Portfolio Turnover.........       27%*        92%        85%        81%        61%      86%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the Ratio of Net Investment Income to Average Net Assets from 1.92% to 1.84%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                YEAR ENDED DECEMBER 31,
CLASS C SHARES                    JUNE 30,    --------------------------------------------
                                    2002      2001 (B)    2000     1999     1998     1997
                                 ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $ 7.39      $ 7.99    $ 7.58   $ 7.77   $ 7.20   $ 6.71
                                   ------      ------    ------   ------   ------   ------
  Net Investment Income.........      .06         .14       .15      .13      .12      .10
  Net Realized and Unrealized
    Gain/Loss...................     (.26)       (.39)     1.26      .55     1.02     1.42
                                   ------      ------    ------   ------   ------   ------
Total from Investment
  Operations....................     (.20)       (.25)     1.41      .68     1.14     1.52
                                   ------      ------    ------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income...........      .06         .14       .14      .13      .12      .11
  Distributions from Net
    Realized Gain...............      .07         .21       .86      .74      .45      .92
                                   ------      ------    ------   ------   ------   ------
Total Distributions.............      .13         .35      1.00      .87      .57     1.03
                                   ------      ------    ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $ 7.06      $ 7.39    $ 7.99   $ 7.58   $ 7.77   $ 7.20
                                   ======      ======    ======   ======   ======   ======

Total Return (a)................   -2.89%*     -2.88%    19.22%    9.19%   16.17%   23.23%
Net Assets at End of the Period
  (In millions).................   $490.0      $365.6    $209.8   $120.2   $ 96.1   $ 75.8
Ratio of Expenses to Average Net
  Assets........................    1.53%       1.58%     1.58%    1.58%    1.62%    1.64%
Ratio of Net Investment Income
  to Average Net Assets.........    1.51%       1.84%     1.86%    1.67%    1.55%    1.32%
Portfolio Turnover..............      27%*        92%       85%      81%      61%      86%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains and losses per share by less than $.01 and decrease the Ratio of Net Investment Income to Average Net Assets from 1.91% to 1.84%. Per shares, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal. The Fund invests primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C Shares commenced on May 1, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of Investments for tax purposes........................    $5,130,591,602
                                                                ==============
Gross tax unrealized appreciation...........................    $  297,478,495
Gross tax unrealized depreciation...........................      (310,431,710)
                                                                --------------
Net tax unrealized depreciation on investments..............    $  (12,953,215)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on securities transactions.

G. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Fund's custody fee was reduced by $66,672 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................      .50%
Next $100 million...........................................      .45%
Next $100 million...........................................      .40%
Over $350 million...........................................      .35%

    For the six months ended June 30, 2002, the Fund recognized expenses of approximately $59,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $114,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $2,525,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $157,423 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., ("Morgan Stanley") an affiliate of Van Kampen, totaling $153,724.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $2,752,577,393, $1,777,379,522 and
$513,068,276 for Classes A, B, and C, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................   98,549,827    $  736,288,553
  Class B.............................................   53,788,193       396,217,333
  Class C.............................................   23,586,995       174,442,943
                                                        -----------    --------------
Total Sales...........................................  175,925,015    $1,306,948,829
                                                        ===========    ==============
Dividend Reinvestment:
  Class A.............................................    6,133,128    $   45,996,053
  Class B.............................................    3,629,333        26,936,325
  Class C.............................................      766,676         5,701,459
                                                        -----------    --------------
Total Dividend Reinvestment...........................   10,529,137    $   78,633,837
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (28,465,750)   $ (211,854,113)
  Class B.............................................  (31,242,592)     (229,893,585)
  Class C.............................................   (4,502,711)      (33,110,891)
                                                        -----------    --------------
Total Repurchases.....................................  (64,211,053)   $ (474,858,589)
                                                        ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $2,182,146,900, $1,584,119,449 and
$366,034,765 for Classes A, B, and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A............................................   136,760,612    $1,037,307,501
  Class B............................................    98,514,052       739,787,846
  Class C............................................    29,021,983       219,035,865
                                                       ------------    --------------
Total Sales..........................................   264,296,647    $1,996,131,212
                                                       ============    ==============
Dividend Reinvestment:
  Class A............................................    12,385,924    $   90,232,071
  Class B............................................     9,099,650        65,406,310
  Class C............................................     1,508,346        10,879,352
                                                       ------------    --------------
Total Dividend Reinvestment..........................    22,993,920    $  166,517,733
                                                       ============    ==============
Repurchases:
  Class A............................................   (46,903,902)   $ (352,216,249)
  Class B............................................   (46,769,505)     (346,513,247)
  Class C............................................    (7,268,102)      (53,811,128)
                                                       ------------    --------------
Total Repurchases....................................  (100,941,509)   $ (752,540,624)
                                                       ============    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2002 and year ended December 31, 2001, 9,789,255 and 13,394,089 Class B Shares automatically converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2002 and year ended December 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                               CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                            --------------------------
YEAR OF REDEMPTION                                          CLASS B            CLASS C
First.....................................................   5.00%              1.00%
Second....................................................   4.00%               None
Third.....................................................   3.00%               None
Fourth....................................................   2.50%               None
Fifth.....................................................   1.50%               None
Sixth and Thereafter......................................    None               None

    For the six months ended June 30, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,880,300 and CDSC on redeemed shares of approximately $1,855,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,001,766,966 and $1,173,289,007, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment or futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment or futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 2002, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2001............................      2,221
Futures Opened..............................................      5,605
Futures Closed..............................................     (6,051)
                                                                 ------
Outstanding at June 30, 2002................................      1,775
                                                                 ======

    The futures contracts outstanding at June 30, 2002, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Bonds Futures September 2002
  (Current Notional Value of $102,781 per contract).........       34       $   (46,557)
U.S. Treasury Notes 5-Year Futures September 2002
  (Current Notional Value of $107,422 per contract).........    1,107         2,155,513
                                                                -----       -----------
                                                                1,141         2,108,956
                                                                =====       ===========
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures September 2002
  (Current Notional Value of $107,234 per contract).........      634        (1,209,808)
                                                                -----       -----------
                                                                1,775       $   899,148
                                                                =====       ===========

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

B. FORWARD CURRENCY CONTRACTS Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The following forward foreign currency contract was outstanding as of June 30, 2002:

                                                              CURRENT       UNREALIZED
                                                               VALUE       DEPRECIATION
SHORT CONTRACT:
Euro,
  17,250,000 expiring 07/03/02............................  $17,000,357      ($268,029)
                                                            ===========      =========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended June 30, 2002, are payments retained by Van Kampen of approximately $8,114,800, and payments made to Morgan Stanley of approximately $154,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
25, 125, 225                                                   Member NASD/SIPC.
EQI SAR 8/02                                                     6925H02-AP-8/02